Exhibit 32.2
Certification of CFO Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of ev3 Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick D. Spangler, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2008	/s/ Patrick D. Spangler
Patrick D. Spangler
Senior Vice President and Chief Financial Officer (principal financial officer)